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January 25, 2001



VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Peoples Benefit Life Insurance Company Separate Account IV File No. 33-36073, 811-6144, CIK 0000866252
        Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account IV, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on December 8, 2000, Vanguard Variable Insurance Fund filed its annual report with the Commission via Edgar (CIK:
000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel-FMD